Summary Prospectus February 2, 2015

MassMutual Premier Funds

MassMutual Barings Dynamic Allocation Fund

Ticker: Class I–MPBZX, Class R5–MPBSX, Service Class–MPBYX, Administrative Class–MBGLX, Class A–MLBAX,
Class R4–MPZAX, Class R3–MPBRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.massmutual.com/funds. You can also get this information at no cost by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com.

INVESTMENT OBJECTIVE

The Fund seeks positive total real return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 113 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Admini- strative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Admini- strative Class	Class A	Class R4	Class R3
Management Fees (Fund and Cayman Subsidiary)	.80%	.80%	.80%	.80%	.80%	.80%	.80%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%

	Class I	Class R5	Service Class	Admini- strative Class	Class A	Class R4	Class R3
Other Expenses(1)	1.19%	1.29%	1.39%	1.49%	1.49%	1.39%	1.39%
Other Expenses of the Cayman Subsidiary	.28%	.28%	.28%	.28%	.28%	.28%	.28%
Remainder of Other Expenses	.91%	1.01%	1.11%	1.21%	1.21%	1.11%	1.11%
Acquired Fund Fees and Expenses	.40%	.40%	.40%	.40%	.40%	.40%	.40%
Total Annual Fund Operating Expenses(2)	2.39%	2.49%	2.59%	2.69%	2.94%	2.84%	3.09%
Expense Reimburse ment	(.97%)	(.97%)	(.97%)	(.97%)	(.97%)	(.97%)	(.97%)
Total Annual Fund Operating Expenses after Expense Reimburse ment(3)	1.42%	1.52%	1.62%	1.72%	1.97%	1.87%	2.12%

(1)	Other Expenses have been restated to reflect current fees.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(3)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.02%, 1.12%, 1.22%, 1.32%, 1.57%, 1.47%, and 1.72% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$145	$653	$1,188	$2,652
Class R5	$155	$683	$1,238	$2,753
Service Class	$165	$713	$1,288	$2,852
Administrative Class	$175	$743	$1,339	$2,951
Class A	$763	$1,346	$1,953	$3,584
Class R4	$190	$788	$1,413	$3,097
Class R3	$215	$863	$1,536	$3,334

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing across different asset classes. The Fund invests primarily in individual securities, exchange-traded funds (“ETFs”), and derivatives. The Fund may but will not necessarily engage in foreign currency forward contracts to take long or short positions in foreign currencies in order to enhance the Fund’s investment return or to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including futures contracts (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities, or as a substitute for direct investments); and may purchase and sell options (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities, or as a substitute for direct investments). Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents.

Under normal conditions, the Fund will allocate its investments among the following asset classes. With respect to investment in ETFs and exchange-traded notes (“ETNs”), the Fund’s subadviser, Baring International Investment Limited (“Baring”), considers such investments to be within the asset allocation category set forth in the table below if such ETF or ETN invests principally in the type of securities described in such category.

	Allocation Range
Asset Allocation	From	To
Equity and Convertible Securities (directly or through ETFs)	10%	90%
• Developed Market Equity	0%	90%
• Emerging Market Equity	0%	40%
Fixed Income Securities (directly or through ETFs)	0%	80%
• Developed Market Government Bonds	0%	80%
• Emerging Market Government Bonds	0%	20%
• Investment Grade Corporate Credit	0%	40%
• Non-Investment Grade (“Junk” or “High Yield”) Corporate Credit	0%	20%
Property through Real Estate Investment Trusts (“REITs”) and ETFs	0%	30%
Cash on deposit, excluding short term instruments	0%	30%
Alternative Investments through ETFs, ETNs, and other instruments	0%	25%
• Commodities	0%	25%

Baring considers Developed Market Equity securities to be securities of issuers:

•	Which are organized, headquartered, or domiciled in any country included in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “EAFE Index”), the United States, and Canada; or

•	Whose principal listing is on a securities exchange in any country included in the EAFE Index, the United States, or Canada.

Baring considers Emerging Market Equity securities to be securities of issuers:

•	Which are organized, headquartered, or domiciled in any country included in the Morgan Stanley Capital International Emerging Markets Index (the “EM Index”); or

•	Whose principal listing is on a securities exchange in any country included in the EM Index; or

•	Which have a substantial portion of their assets in, or derive a substantial portion of their revenues from, any one or more countries included in the EM Index.

Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, and rights, and warrants, of issuers of any size. The Fund may also obtain a significant portion or all of its exposure to equity securities through investment in ETFs.

Baring considers Developed Market Government Bonds to include nominal and inflation-linked securities issued or guaranteed by sovereign entities; securities of any supranational entity; or securities of any government agency, regional government, or government sponsored enterprise, that are rated at least Baa3 by Moody’s or BBB- by Standard & Poor’s (using the lower rating) or, if unrated, determined to be of comparable quality by the subadviser, whether or not they carry any guarantee by a central or federal government entity.

Baring considers Emerging Market Government Bonds to include nominal and inflation-linked securities issued or guaranteed by sovereign entities; or securities of any government agency, regional government, or government sponsored enterprise, that are rated below Baa3 by Moody’s or BBB- by Standard & Poor’s (using the lower rating) or, if unrated, determined to be of comparable quality by the subadviser, whether or not they carry any guarantee by a central or federal government entity.

“Corporate Credit” may include debt obligations of any kind of issuer, located anywhere in the world, including, without limitation, debt obligations of private issuers; mortgage-related and asset-backed securities; bank loans; and short-term investments of any kind.

Normally, 20% or less of the Fund’s total assets will be invested in or provide exposure to below investment grade securities rated Ba1 or below by Moody’s or BB+ or below by Standard & Poor’s, or if unrated, determined to be of comparable quality by the subadviser (using the lower rating) (“junk” or “high yield” bonds), including securities in default. In determining which fixed income securities to purchase for the Fund, Baring generally considers, in addition to credit quality, the maturity, coupon, or duration of the security under consideration. There are no limits with respect to the maturity or duration of the securities held by the Fund. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if Baring considers that doing so would be consistent with the Fund’s investment objective.

The Fund may also enter into repurchase agreement transactions.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets, including precious metals, agriculture, energy, livestock, or industrial metals, in a few different ways. The Fund may obtain such exposure through, among other things, investments in issuers in commodities-related industries or in other investment vehicles that invest directly in commodities, commodities-related companies, or commodities-related investments, such as ETNs or ETFs. The Fund may also gain indirect exposure to commodities and commodities-related investments by investing up to 25% of its total assets in a wholly-owned, controlled subsidiary (the “Cayman Subsidiary”), which was formed in the Cayman Islands and is a wholly-owned subsidiary of the Fund, the purpose of which is to invest primarily in commodities-related investments including ETFs, futures contracts, and options.

In seeking its investment objective, the Fund does not seek to perform relative to any particular benchmark or index of securities. Over time, the Fund aims to outperform consumer inflation in the U.S. as measured by the Consumer Price Index for All Urban Consumers. In selecting investments for the Fund, Baring employs a “top-down” strategic investment philosophy, seeking to identify asset classes and elements within asset classes with the potential to grow faster than inflation. Baring’s investment process is driven by fundamental research and analysis of asset classes, countries, sectors, bonds, and currencies. Baring may sell a security for the

Fund if, for example, in its judgment, it achieves a full valuation, is not meeting fundamental expectations, or is no longer consistent with the view Baring has for the economic or investment cycle.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money by investing in the Fund, but you can also lose money. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more underlying ETFs or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to below investment grade fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment.

Below Investment Grade Fixed Income Securities Risk Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Cayman Subsidiary Risk The Fund’s investments in the Cayman Subsidiary will expose the Fund to the risks associated with that entity’s investments, which are generally the risks of commodities-related investments. The Cayman Subsidiary is not subject to the investor protections of the Investment Company Act of 1940, as amended (the “1940 Act”). Changes in U.S. or Cayman laws could result in increased expense or the inability of the Fund to operate as intended, which could adversely affect the investment returns of the Fund. There is no guarantee that the investment objective of the Cayman Subsidiary will be achieved.

Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed-income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Exchange Traded Notes Risk ETNs are unsecured debt securities and are subject to credit risk that the issuer will default or will be unable to make timely payments of principal, as well as market risk since the return on an ETN is typically based on the performance of an underlying index. The value of the index may be affected by market forces that affect the value of ETNs in unexpected ways. There may not be an active trading market for these securities.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Tax Status Risk The Fund’s ability to make direct and indirect investments in some of the asset classes described herein, including commodities-related investments or in investment vehicles that provide exposure to commodities or commodities-related investments, is limited by the Fund’s intention to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”); if the Fund does not appropriately limit such investments or if such investments (or the income earned on such investments) are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. If the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance for Class R4 and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted to reflect Class R4 and Class R3 expenses, respectively. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class I Shares

Highest Quarter:	4Q ’13,	5.73%	Lowest Quarter:	2Q ’12,	-1.81%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.

Average Annual Total Returns

(For the periods ended December 31, 2014)

		One Year	Since Inception (11/28/11)
Class I	Return Before Taxes	4.30%	7.95%
	Return After Taxes on Distributions	-2.06%	4.61%
	Return After Taxes on Distributions and sales of Fund Shares	4.36%	5.13%
Class R5	Return Before Taxes	4.18%	7.85%
Service Class	Return Before Taxes	4.13%	7.73%
Administrative Class	Return Before Taxes	3.96%	7.60%
Class A	Return Before Taxes	-2.15%	5.35%
Class R4	Return Before Taxes	3.75%	7.46%
Class R3	Return Before Taxes	3.46%	7.19%
MSCI World Index (Reflects no deduction for fees or expenses.)		4.94%	17.82%
		One Year	Since Inception (12/01/11)
CPI-U (Reflects no deduction for fees, expenses, or taxes.)		0.76%	1.53%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC

Subadviser: Baring International Investment Limited

Portfolio Managers:

C. Hayes Miller is a member of Baring’s Strategic Policy Group and Multi Asset Group. He has managed the Fund since its inception.

Matthew S. Whitbread is an Investment Manager in the Global Multi Asset Group. He has managed the Fund since September 2013.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.